                          NON-COMPETITION, NON-SOLICITATION, NON-DISCLOSURE
                                     AND DEVELOPMENTS AGREEMENT

In consideration of my employment,  consulting or advisory relationship ("Employment"),  as the case may be, with  eXcelon  Corporation,  a Delaware  corporation  with its  principal  place of business located at 25 Mall Road, Burlington,  Massachusetts 01803 (the "Company"), and in recognition of the fact that as a result of such relationship I will or may have access to confidential information,  I agree with the Company as follows:

1.   NON-COMPETE AND NON-SOLICITATION AGREEMENT

(a) As long as I am  employed  or  retained  by the  Company  and for a period of one year after the termination  of my  Employment  with the  Company by me or the  Company  for any  reason,  including expiration  of the  previously  agreed upon term of my  Employment,  or by the Company for Cause (as defined in the Executive Employment Agreement), I shall not, directly or indirectly, on my behalf or on behalf of any third-party, or as owner, manager,  stockholder,  consultant,  director, officer or employee of any business entity, participate in the development,  manufacture, license, provision or sale of any goods or services  which are  competitive  with goods or services  sold or licensed,  or under development,  by the Company without the prior written authorization of the Company; provided, however, that I may, without the Company's prior written  authorization,  own up to one percent (1%)
of the issued and outstanding  securities of any publicly held  corporation or any securities in any non-public corporation which I owned prior to the date of my Employment.

         (i) In the event that the Company and I disagree about whether any business entity develops or provides  goods or services  which are  competitive  with goods or services sold or licensed,  or under  development,  by the Company,  the  disagreement  shall be resolved either by decision of the
Company's  Board of Directors at their next regularly  scheduled  board meeting acting in good faith after giving me a suitable  opportunity to present my view in person and/or in writing, or if either
I or the Company  gives notice to the Board of our  objection to the decision of the Board within 30 days after such decision, by arbitration as provided herein.

         (ii) The  Company and I agree that goods or services  which are  competitive  with goods or services  developed or provided,  or under  development,  by the Company shall not include goods and services  used by any person or entity  for use as a  component  in a good or  service  which is not competitive with goods or services developed or provided, or under development, by the Company.

         (iii) If after the commencement of my Employment with the Company the Company determines to change its line of business so as to provide goods or services other than those sold or licensed, or under development,  by the Company at the commencement of my Employment, then the Company shall give me notice of such determination.

(b) Except with the prior written consent of the Company,  during my employment with the Company and for a period of one year after that  employment  ends for any reason,  including  expiration  of the previously  agreed upon term of my  Employment,  or by the Company for Cause, I will not directly or indirectly,  either  for  myself  or for any  other  entity or  third-party,  or as owner,  manager, stockholder,  consultant, director, officer or employee of any business entity, take away any of the customers that the Company had enjoyed during my Employment with the Company.

(c) Except with the prior written consent of the Company,  during my employment with the Company and for a period of one year after that  employment  ends for any reason,  including  expiration  of the previously  agreed upon term of my Employment,  or by the Company for Cause, I shall not directly or indirectly,  either  for  myself  or for any  other  entity or  third-party,  or as owner,  manager, stockholder,  consultant,  director,  officer or employee of any business entity, solicit, induce or attempt to hire away from the Company any  employee of the Company (or any other person who may have been employed by the Company during the six months prior to the  termination of my  Employment),  or assist in such  hiring by any other  person or business  entity or  encourage  any such  employee to terminate his or her employment with the Company.

(d) I  recognize  that the  Company is  developing  highly  specialized  products  and  services  in competition with other business entities  throughout the United States and the world, which products and services are designed to compete in regional,  nation-wide and world-wide  markets.  In light of the  competitive  nature of the  Company's  products  and  services,  I agree that the  restrictions contained in this Section 1 cannot be limited to any geographic  area, and I further  recognize that the restrictions set forth in this Section 1 are intended to protect the Company's  interests in its
Confidential  Information and established commercial relationships and goodwill, and agree that such restrictions are reasonable and appropriate for this purpose.

(e) If the period of time, geographic area, or other term of any non-competition or non-solicitation restraint  specified in this  Agreement is judged by a court to be  unreasonable,  I agree that such term  should be  modified  by the court so that the term can be  enforced  as the court  decides  is reasonable.

(f) If I violate any  non-competition or non-solicitation  restraint specified in this Agreement,  I agree  that the  period of the  restraint  shall not run  during  the  period  of the  violation.  I understand that the purpose of this paragraph is to give the Company the protection of the restraint for the full agreed-upon duration.

2.   CONFIDENTIALITY AGREEMENT

(a) I acknowledge that in the course of my employment, I will gain access to and may gain possession of Confidential  Information of the Company. The term "Confidential  Information" as used throughout this Agreement shall mean all trade secrets,  proprietary  information and other data or information
(and any tangible  evidence,  record or  representation  thereof),  whether  prepared,  conceived or developed  by an  employee  of the Company  (including  myself) or  received by the Company  from an outside  source,  which is in the  possession  of the Company  (whether  or not the  property of the
Company),  which in any way relates to the present or future business of the Company or any customer or supplier of the Company,  and/or  which is  maintained  in  confidence  by the  Company.  Without limiting the generality of the foregoing,  "Confidential  Information" shall mean all trade secrets, know-how,  proprietary  information and other  information or data relating to the present or future business of the Company, including but not limited to:

            (i) any idea, improvement,  invention, innovation,  development, technical data, design, formula, device, pattern, concept, computer program,  software,  firmware, source code, object code,
algorithm,   subroutine,  object  module,  schematic,  model,  diagram,  flow  chart,  chip  masking specification,  user manual,  training or service manual, product  specification,  plan for a new or revised  product,  compilation  of  information,  or work in process,  and any and all revisions and improvements  relating  to any of the  foregoing  (in each case  whether or not  reduced to tangible form); and

            (ii) the name of any customer,  employee,  prospective customer or consultant, any sales plan, marketing material,  plan or survey,  business plan or projections,  customer list, product or development plan or specification,  business proposal, financial record, business record, advertiser lists, supplier lists, customer sales analyses,  price lists and any other non-public information or other record relating to the business of the Company.

Notwithstanding  the foregoing,  the term  Confidential  Information  shall not apply to information which has otherwise lawfully entered the public domain, or is generally known in the industry.

(b) I agree to keep all Confidential  Information strictly  confidential and not to use Confidential
Information for any purpose or disclose Confidential Information, including Confidential Information of any third party which the Company is under an obligation to keep  confidential,  to any person or entity during my  employment,  except as expressly  authorized by and for the benefit of the Company and in the course of my duties as an employee,  or at any time after my employment  ends. As part of my obligations to maintain the confidentiality of Confidential  Information,  I agree to comply with any Company policy, if any, on the protection of intellectual  property.  I further agree that after the  termination  and/or  expiration  of my  employment,  I shall not use or  permit  the use of any
Confidential Information,  it being agreed that all Confidential Information shall be and remain the sole and exclusive  property of the Company and that within ten (10) days after the  termination  or expiration of my employment I shall either (i) deliver all Confidential Information,  and all copies thereof,  to the Company, at its main office or (ii) destroy all Confidential  Information,  and all copies thereof, and deliver a sworn notice to the Company certifying to such destruction.

(c) I hereby represent that my performance of all of the terms of this Agreement and as an employee, consultant  or  advisor  of the  Company  does not and  will not  breach  any  agreement  to keep in confidence Confidential Information acquired by me prior to my Employment by the Company. I have not entered into,  and I agree I will not enter into,  any agreement  either written or oral in conflict herewith.

3.   DEVELOPMENTS AGREEMENT

(a) If at any time or times  during my  Employment,  I shall  (either  alone or with  others)  make, conceive,  learn,  discover or reduce to practice any invention,  modification,  discovery,  design, development,  improvement,  process, software program, work of authorship,  documentation,  formula, data,  technique,  know-how,  secret,  concept,  idea, and fixed expression  thereof or any interest therein  (whether or not patentable or registrable  under  copyright,  patent,  trademark or similar statutes or subject to  analogous  protection)  (herein  called  "Developments")  that relate to the business of the Company, whether directly or indirectly,  and/or that relate to software provided by suppliers  to the  Company  and  incorporated  in the  Company's  products,  or any of the goods and services sold, licensed or under development by the Company; and/or result from the use of premises, facilities or personal  property  tangible or  intangible  owned,  leased or  contracted  for by the
Company;  and/or that occur  during the period of, as a  consequence  of, or in  connection  with my employment  by the  Company;  and/or  that result from tasks  assigned  to me by the  Company;  such
Developments and the benefits thereof shall immediately become the sole and absolute property of the
Company and its assigns,  and I shall promptly disclose to the Company (or any persons designated by
it) each such Development and hereby assign any rights I may have or acquire in the Developments and benefits  and/or  rights  resulting  therefrom  to the  Company  and  its  assigns  without  further compensation and waive any and all moral rights to all Developments.  All Developments  shall be the sole  property of the Company and its assigns.  The Company  shall be the sole owner of all patents, copyrights  and other rights  relating to  Developments.  I acknowledge  that all  Developments  are
"work(s) made for hire",  as defined under the United States  Copyright Act, and become the property of the Company,  and shall communicate,  without cost or delay, and without publishing the same, all available information relating thereto (with all necessary plans and models) to the Company.

(b) Upon disclosure of each Development to the Company, I will, during my Employment and at any time thereafter,  at the  request and cost of the  Company,  sign,  execute,  make and do all such deeds, documents, acts and things as the Company and its duly authorized agents may reasonably require:

         (i) to apply for,  obtain and vest in the name of the  Company  alone  (unless  the Company otherwise  directs)  letters of patent,  copyrights  or other  analogous  protection  in any country throughout the world and when so obtained or vested to renew and restore the same; and

         (ii)  to  defend  any  opposition  proceedings  in  respect  of such  applications  and any opposition  proceedings  or  petitions or  applications  for  revocation  of such letters of patent, copyright or other analogous protection.

In the event the Company is unable,  after reasonable  effort, to secure my signature on any letters of patent, copyright or other analogous protection relating to a Development,  whether because of my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such  application or applications  and to do all other lawfully  permitted acts to further the  prosecution and issuance of letters of patent, copyright or other analogous  protection thereon with the same legal force and effect as if executed by me.

(c) This  Section 3 shall not  apply to any  Development  which  meets  all of the  following  three conditions: (i) I do the work entirely by myself without use of the Company's facilities, knowledge, property or resources,  (ii) I do the work entirely on my own time, and (iii) the  Development  does not relate, either, directly or indirectly,  to the Company's business or research or to its planned business or research.

4.   MISCELLANEOUS

(a) I agree that because of the nature of the Company's business, the restrictions contained in this
Agreement are reasonable and necessary in order to protect the legitimate interests of the Company.

(b) I  understand  that this  Agreement  does not create an  obligation  on the Company or any other person or entity to continue my Employment.

(c) Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

(d) I hereby agree that each provision herein shall be treated as a separate and independent clause, and the  unenforceability  of any one clause shall in no way impair the enforceability of any of the other clauses herein.  Moreover,  if one or more of the provisions contained in this Agreement shall for any  reason  be held to be  excessively  broad as to  scope,  activity  or  subject  so as to be unenforceable  at law, such provision or provisions  shall be construed by the appropriate  judicial body by limiting and reducing it or them, so as to be enforceable  to the maximum extent  compatible with the applicable law as it shall then appear.

(e) I recognize that money damages alone would not adequately compensate the Company in the event of breach by me of this  Agreement,  and I  therefore  agree that,  in  addition to all other  remedies available to the Company at law or in equity, the Company shall be entitled to injunctive relief for the  enforcement  hereof.  Failure by the Company to insist upon strict  compliance  with any of the terms,  covenants  or  conditions  hereof  shall not be deemed a waiver of such terms,  covenants or conditions.

(f) My obligations under this Agreement shall survive the termination or expiration of my Employment regardless of the manner of  termination,  except that the  provisions of Section 1 shall survive in accordance with their terms.

(g) The term "Company" shall include eXcelon  Corporation and any of its subsidiaries,  subdivisions or  affiliates.  The Company  shall have the right to assign this  Agreement  to its  successor  and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns.

(h)  This  Agreement  shall  be  governed  by and  construed  in  accordance  with  the  laws of the
Commonwealth of  Massachusetts  (disregarding  any choice of law rules which may look to the laws of any  other  jurisdiction).  In the  event of any  court  action to  enforce  any  provision  of this
Agreement,  The  parties  consent to and submit to the  jurisdiction  of the  Superior  Court of the
Commonwealth  of   Massachusetts   and  the  United  States  District  Court  for  the  District  of
Massachusetts.

(i) This  Agreement  embodies the entire  understanding,  and  supersedes  all other oral or written agreements or  understandings,  between the parties  regarding the subject matter hereof,  including without  limitation  any  terms  and  conditions  of  any  employment  agreement  or  other  similar agreement(s). No change, alteration, modification, waiver or termination of this Agreement or any of the provisions  herein  contained shall be binding upon me or the Company unless made in writing and signed by myself and an authorized officer of the Company. In the event of any inconsistency between this Agreement and any other contract  between me and the Company,  the provisions of this Agreement shall prevail.

(j) All notices,  requests,  demands and other communications hereunder must be in writing and shall be deemed to have been duly given if  delivered  by hand or mailed,  within the  continental  United
States by first class, registered mail, receipt requested, postage and registry fees prepaid, to the applicable  party at the address set forth below or at such other  address as is provided by a party pursuant to the terms hereof.

(k) Any  controversy or claim arising out of or relating to this  Agreement,  or the breach thereof, shall be  settled  by  arbitration  in  Boston,  Massachusetts  in  accordance  with the  Commercial
Arbitration Rules of the American Arbitration  Association,  and judgment upon the award rendered by the  arbitrator(s)  may be entered in any court having  jurisdiction  thereof and shall be final and binding upon the parties hereto.  Notwithstanding anything to the contrary contained in this Section
4(k),  the Company shall have the right to seek  injunctive  relief,  specific  performance or other equitable relief against me in a court of competent jurisdiction.

BY PLACING MY SIGNATURE  HEREUNDER,  I  ACKNOWLEDGE  THAT I HAVE READ ALL OF THE  PROVISIONS OF THIS
AGREEMENT AND THAT I AGREE TO ALL OF ITS TERMS.

                                               Signature
                                                         -------------------------------------------
                                                          Alan E. Gold

                                               Address:
                                                           90 Lost Pond Lane
                                                           North  Andover, MA  01845

                                               Date: March 30, 2000

                                               Accepted:

                                                              EXCELON CORPORATION
                                                              25 Mall Road
                                                              Burlington, MA  01803

                                               Signature:
                                                         ___________________________________________
                                                            Robert N. Goldman

                                               Title:        Chief Executive Officer
                                               Date:  March 30, 2000

                                   EXECUTIVE EMPLOYMENT AGREEMENT

This  Employment  Agreement  (the  "Agreement")  dated as of March 30, 2000 by and  between  eXcelon
Corporation a Delaware  corporation with its principal offices located at 25 Mall Road,  Burlington,
MA 01803  ("Excelon  Corporation")  and Alan E. Gold, an  individual  residing at 90 Lost Pond Lane,
North Andover, MA 01845 (the "Executive").

WHEREAS,  eXcelon  Corporation has offered  employment to the Executive,  and Executive has accepted employment by eXcelon Corporation, as Vice President, Marketing and Chief Markting Officer;

NOW, therefore, eXcelon Corporation and the Executive agree as follows:

1.  TERMINATION OF EMPLOYMENT AND SEVERANCE

     (a)  Termination  for Cause.  If the Executive is terminated by eXcelon  Corporation for Cause, there shall be no  Separation  Benefits  (as  hereinafter  defined).  For the  purposes of this
     Agreement, "Cause" shall mean:

            (i) The Executive's  material breach in respect to his assigned  duties,  and compliance with any and all  policies,  directives,  standards and  regulations  adopted by eXcelon
            Corporation,  including without  limitation  compliance with the terms and conditions of
            the  attached   NON-COMPETITION,   NON-SOLICITATION,   NON-DISCLOSURE  AND  DEVELOPMENTS
            AGREEMENT and eXcelon  Corporation's  Insider  Trading  Policy,  such breach  continuing unremedied for thirty (30) days after written notice thereof from eXcelon Corporation to the Executive  specifying the acts  constituting  the breach and requesting that they be remedied; or

            (ii) Any dishonesty or other  malicious act by the Executive  materially  detrimental to the goodwill of eXcelon  Corporation,  or materially  damaging to eXcelon  Corporation's relationships  with its  customers  or  employees,  including  without  limitation,  the
            Executive  having been  convicted  of a felony  during the term of his  employment  with
            eXcelon Corporation.

     (c) VOLUNTARY  TERMINATION  BY THE  EXECUTIVE.  If the  Executive  voluntarily  terminates  his employment for any reason, including without limitation death and disability, there shall be no
     Separation Benefits (as hereinafter defined).  Notwithstanding the foregoing, in the event of a
     Change of Control (as hereinafter  defined) where the Executive's  compensation,  duties and/or responsibilities  are materially  reduced from those currently  exercised by the Executive with
     eXcelon Corporation and/or eXcelon Corporation requires the Executive to be based at any office or location other than eXcelon  Corporation's  principal  place of business,  the Executive may voluntarily  terminate  his  employment  with eXcelon  Corporation  or a successor and shall be entitled to receive the Separation Benefits (as hereinafter defined).

     (d)  TERMINATION  BY EXCELON  CORPORATION  DUE TO A CHANGE IN  CONTROL  If eXcelon  Corporation
     terminates  the  Executive's  employment  within  twelve (12) months  after a Change in Control
     (which shall mean (a) the  acquisition by an individual,  entity,  group or any other person of beneficial  ownership of thirty-five  percent (35%) or more of either (i) the  then-outstanding shares of common stock of eXcelon Corporation or (ii) the combined voting power of the election of  directors  for eXcelon  Corporation;  and/or (b) the sale of  substantially  all of eXcelon
     Corporation's assets or a merger or sale of stock wherein the holders of eXcelon  Corporation's capital stock immediately prior to such sale do not hold at least a majority of the outstanding capital stock of eXcelon Corporation or its successor  immediately  following such sale; and/or
     (c) individuals  who, as of the date hereof,  constitute the Board of Directors (the "Incumbent
     Board")  cease for any  reason to  constitute  at least a majority  of the Board of  Directors, provided,  however,  that any individual  becoming a director  subsequently  to the date hereof whose election, or nomination for election by eXcelon Corporation's shareholders,  was approved by a vote of at least a majority of the directors then  comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board,  but excluding,  for this purpose,  any such  individual  whose initial  assumption of office occurs as result of an actual or threatened  election  contest with respect to the election or removal of directors or other  actual or  threatened  solicitation  of proxies or  consents by or on behalf of a person other  than the  Board of  Directors),  eXcelon  Corporation  shall  pay to the  Executive  the
     Separation  Amount (as  hereinafter  defined) on the effective  date of such  termination.  The
     Separation Amount shall be equal to the sum of (i) the Executive's  then-current monthly salary multiplied by twelve (12), plus (ii) one hundred (100) percent of the maximum performance bonus amount, including without limitation any and all commissions, pursuant to existing compensation agreements in effect for the year in which such  termination  occurs which the Executive  could have earned if he remained in the employ of eXcelon  Corporation and all performance  goals and other  criteria were met (whether or not such goals or criteria are in fact met)  multiplied by one  (1),  and  payable  in one lump sum upon  the  date of  termination.  In  addition  to the
     Separation  Amount,  eXcelon  Corporation  shall  provide  the  Executive  with  the  following additional  benefits:  for twelve (12) months  following the effective date of such termination due to a Change in  Control,  eXcelon  Corporation  shall  continue  to pay and  provide to the
     Executive medical and dental insurance benefits consistent with those provided to the Executive immediately  prior  to such  termination,  provided,  however,  that if the  Executive  becomes re-employed  with another  employer and is eligible to receive such  insurance  benefits  under another  employer-provided  plan, the insurance benefits set forth herein shall be secondary to those  provided  under such other plan  during  such  applicable  period of  eligibility  (such additional benefits under this paragraph,  together with the Separation Amount, are hereinafter referred to as the "Separation Benefits").

2.  EFFECT OF A CHANGE IN CONTROL OF EXCELON CORPORATION

     (a)  ACCELERATION  OF VESTING OF STOCK OPTIONS Upon any Change in Control,  any and all options granted to the  Executive  under any  eXcelon  Corporation  stock  option  plan shall be deemed immediately vested upon the date of such Change in Control.

     (b) ASSUMPTION OF OBLIGATIONS  HEREUNDER eXcelon  Corporation shall require any successor via a
     Change in Control (whether direct or indirect, by purchase, merger, consolidation or otherwise)
     to assume  expressly  and agree to perform  this  Agreement  in the same manner and to the same extent that eXcelon Corporation would be required to perform it if no such succession had taken place.

3.  EXECUTIVE'S RESPONSIBILITIES

     As a condition precedent to eXcelon Corporation's  obligations  hereunder,  the Executive shall enter into the attached  NON-COMPETITION,  NON-SOLICITATION,  NON-DISCLOSURE  AND  DEVELOPMENTS
     AGREEMENT with eXcelon Corporation, which is incorporated herein by reference.

4.  MISCELLANEOUS

     (a) PROVISION OF FULL SETTLEMENT Except as set forth herein,  eXcelon Corporation's  obligation to make the payments  provided for in this  Agreement and otherwise to perform its  obligations hereunder  shall not be affected by any  set-off,  counterclaim,  recoupment,  defense or other claim,  right or action which eXcelon  Corporation  may have against the Executive  (under this
     Agreement or otherwise)  or others.  In no event shall the Executive be obligated to seek other employment  or take any  other  action  by way of  mitigation  of the  amounts  payable  to the
     Executive  under any of the  provisions of this Agreement and such amounts shall not be reduced whether or not the Executive obtains other employment.

     (b) AMOUNTS PAYABLE LESS WITHHOLDING TAXES The amounts payable by eXcelon Corporation hereunder shall be less any federal, state or local withholding taxes and social security.

     (c) EXCISE TAX To the extent that payments or other benefits to the Executive  pursuant to this
     Agreement (together with any other payments or benefits, stock awards received by the Executive in  connection  with a Change in Control)  would result in  triggering  the  provisions  of the
     Sections 280G and 4999 of the Code,  this  Agreement  provides for the payment of an additional amount such that the Executive  receives,  net of excise  taxes,  the amount he would have been entitled to receive in the absence of the excise tax provided in Section 4999 of the Code.

     (d) NOTICE All notices, requests, demands and other communications hereunder must be in writing and shall be  deemed  to have  been duly  given if  delivered  by hand or  mailed,  within  the continental  United States by first class,  registered  mail,  receipt  requested,  postage and registry fees prepaid,  to the applicable party at the address set forth above or at such other address as is provided by a party pursuant to the terms hereof.

     (e) ENTIRE  AGREEMENT.  This Agreement  embodies the entire  understanding,  and supersedes all other oral or written agreements or  understandings,  between the parties regarding the subject matter  hereof,  including  without  limitation  any terms  and  conditions  of any  employment agreement or other similar agreement. No change,  alteration or modification hereof may be made except  in a  writing  signed  by both  parties  hereto.  This  Agreement  and the  rights  and obligations of the parties  hereunder shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts  (disregarding any choice of law rules which may look to the laws of any other jurisdiction).

IN WITNESS WHEREOF,  the parties hereto have executed and delivered this Agreement as of the day and year first above written.

                                      EXCELON CORPORATION

                                      By:     Robert N. Goldman

                                      Signature:
                                                __________________________________________________

                                      Date:   March 30, 2000

                                      Its:    Chief Executive Officer

                                      By:     Alan E. Gold

                                      Signature:
                                                __________________________________________________

                                      Date:  March 30, 2000

                                      Its:   Vice President, Marketing & Chief Marketing Officer